UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2014

PLASMATECH BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX                                                                                                75219
       (Address of principal executive offices)                                                                                                (Zip Code)

(214) 905-5100
(Registrant’s telephone number, including area code)

ACCESS PHARMACEUTICALS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 24, 2014, we issued a press release announcing that PlasmaTech Biopharmaceuticals, Inc. formerly Access Pharmaceuticals, Inc.,  implemented a 1-for-50 reverse stock split of our common stock effective at the opening of trading on Friday, October 24, 2014, changed its ticker symbol and launched a new corporate website. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release dated October 24, 2014, entitled “PlasmaTech Biopharmaceuticals, Inc. Announces Reverse Stock Split, Ticker Change And Launches New Corporate Website”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlasmaTech Biopharmaceuticals, Inc.
(Registrant)

By:   /s/ Harrison Wehner
       ------------------------------
                                                                                               Harrison Wehner
President and
Chief Financial Officer

Date:  October 24, 2014

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated October 24, 2014, entitled “PlasmaTech Biopharmaceuticals, Inc. Announces Reverse Stock Split, Ticker Change And Launches New Corporate Website”